Exhibit 99.A

CTE Investor Relations

100 CTE Drive

Dallas, PA 18612-9774

INVESTOR NEWS

Contact:	David G. Weselcouch
Senior Vice President – Investor Relations
and Corporate Communications
(570) 631-2807

CTE Announces Plan to Pay $13.00 Per Share Special Dividend

and to Initiate a $2.00 Per Share Annual Dividend to Be Paid Quarterly

CTE Reports First Quarter Diluted Earnings Per Share of $0.67,

Versus Reported Diluted Earnings Per Share of $0.60 in the Year Ago Quarter

Net New DSL Subscribers Increase 48% Versus Year Ago Quarter

Michael J. Mahoney, CTE president and CEO, will host a conference call and simultaneous webcast at 9:00 a.m. (EDT) today. Mr. Mahoney will review CTE’s announced dividend action and 2005 first quarter results. The call is expected to last approximately 30 minutes. To access today’s conference call, please call 1-877-277-1088. The conference call passcode is 4880411. The simultaneous webcast can be accessed via the Internet at www.ct-enterprises.com. The conference call will be archived and available for replay for 48 hours following the call. To access the replay, please call 1-800-642-1687, passcode 4880411. The webcast will also be available for replay for 48 hours at www.ct-enterprises.com.

Dallas, PA – May 3, 2005 – Commonwealth Telephone Enterprises, Inc. (“CTE”) [NASDAQ: CTCO], announced today that it plans to pay a $13.00 per share special dividend, and to initiate a $2.00 per share annual dividend to be paid quarterly. In connection with this plan, CTE’s Board of Directors declared a special dividend of $13.00 per share, and an initial $0.50 per share quarterly dividend for the quarter ending June 30, 2005. Both the special dividend and the first quarterly dividend will be paid on June 30, 2005, to holders of record on June 15, 2005.

CTE further announced today that it will enter into a new $85 million, 364-day revolving credit facility with CoBank, following the May 31, 2005, expiration of CTE’s currently existing $35 million CoBank revolving facility. The new $85 million credit line will be used to retire the outstanding balance of $35 million under the existing facility, and to provide CTE with enhanced financial flexibility.

“Our primary financial objective is to enhance the value of our shareholders’ equity over the long term,” stated Michael J. Mahoney, CTE’s president and chief executive officer. “We are confident that

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today’s announced dividend plan is the most appropriate step at this time in pursuit of this objective. We are also confident in the sustainability of our ongoing dividend, given our record of consistent cash flow generation.

“The plan we have announced today allows us to maintain the flexibility to execute our business plans,” added Mahoney. “We will continue to prudently manage our capital expenditures, which have trended down in the recent past, with the aim of maximizing our return on our invested capital. We also expect to continue to utilize our excess cash to opportunistically repurchase common shares in connection with our remaining authorized common stock repurchase program.”

CTE 2005 First Quarter Consolidated Results

For the 2005 first quarter, CTE reported diluted earnings per share (“EPS”) of $0.67, versus reported diluted EPS of $0.60 in the 2004 first quarter. Included in CTE’s 2005 first quarter reported diluted EPS is a $0.8 million (pre-tax), or $0.02 per share (after-tax), favorable effect resulting from certain access revenue settlements, and a $0.6 million (pre-tax), or $0.01 per share (after-tax) favorable effect resulting from certain network costs settlements. Both items were associated with CTSI, LLC (“CTSI”).

CTE ended the 2005 first quarter with a total of 471,133 switched access lines installed, reflecting a decrease of 6,847 switched access lines installed over the past 12 months, or a reduction of 1%.

CTE’s reported consolidated revenues in the 2005 first quarter were $83.5 million, down 1% versus 2004 first quarter revenues of $84.4 million.

CTE’s reported consolidated operating income in the 2005 first quarter was $26.1 million, versus $26.4 million in last year’s first quarter, reflecting a decrease of 1%.

For the 2005 first quarter, CTE reported net income of $15.9 million, versus reported net income of $14.6 million in the 2004 first quarter.

Consolidated capital expenditures (“CAPEX”) were $7.8 million in the 2005 first quarter, versus CAPEX of $9.3 million in the year ago quarter.

The table below sets forth highlights of CTE’s 2005 first quarter consolidated results, versus the 2004 first quarter:

	2005 First Quarter	2004 First Quarter	% Change Inc./(Dec.)
Total Access Lines	471,133	477,980	(1%)
Revenues	$83.5M	$84.4M	(1%)
Operating Income	$26.1M	$26.4M	(1%)
Depreciation and Amortization	$17.7M	$17.6M	1%
CAPEX	$7.8M	$9.3M	(16%)
Reported EPS	$0.67	$0.60	12%

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“Overall, I’m pleased with our performance in the first quarter,” said Michael J. Mahoney, CTE’s president and chief executive officer. “We exceeded the first quarter EPS guidance which we had previously provided. We also had a solid quarter in terms of cash flow generation, and we came out of the first quarter on track with our overall plans for the year.”

Common Stock Repurchase Program Update

In the 2005 first quarter, CTE did not repurchase any additional shares of common stock. Since the stock repurchase program began in November 2003, CTE has repurchased 3,047,244 shares of common stock in open market and block transactions at an average all-in cost of approximately $38.90 per share, or just under $119 million.

Repurchased shares have been placed in Treasury and may be used for the Company’s employee benefit plans. No time limit has been set for the completion of the remaining $31 million of authorized common stock repurchases. The remaining authorized repurchases will be executed at CTE’s discretion, based on ongoing assessments of the Company’s capital needs and the market value of CTE’s common stock. CTE plans to evaluate the feasibility of additional future common stock repurchases.

Commonwealth Telephone Company (“CT”) Results

CT had a total of 331,548 switched access lines installed at the end of the 2005 first quarter – reflecting a reduction of slightly less than 2% versus last year’s first quarter. CT’s residential additional line penetration was 36% at the end of the quarter. CT’s business lines installed at the end of the 2005 first quarter were essentially flat versus the 2004 first quarter.

CT’s 2005 first quarter revenues were $56.4 million, versus revenues of $57.5 million in the 2004 first quarter.

CT’s 2005 first quarter operating income was $24.2 million, versus $26.4 million in the 2004 first quarter.

CT’s 2005 first quarter CAPEX were $4.7 million, versus $5.1 million in the 2004 first quarter.

CTSI Results

CTSI had a total of 139,585 switched access lines installed at the end of the 2005 first quarter – slightly below the 140,403 switched access lines installed at the end of the 2004 first quarter. CTSI’s 2005 first quarter access lines installed came in 765 lines higher than the 138,820 access lines installed as of the end of the 2004 fourth quarter. At the end of the 2005 first quarter, 98% of CTSI’s access lines were “on-switch,” and 55% were “on-net” (defined as 100% on CTSI’s owned network). CTSI’s business/residential line split at the end of the 2005 first quarter was 91%/9%.

CTSI’s 2005 reported first quarter revenues were $22.1 million, versus revenues of $20.6 million in the 2004 first quarter. CTSI’s 2005 first quarter reported revenues include a $0.8 million favorable effect resulting from certain access revenue settlements.

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CTSI’s reported operating income in the 2005 first quarter was $3.7 million, versus operating income of $1.7 million in the 2004 first quarter. CTSI’s 2005 first quarter reported operating income includes a $1.4 million favorable effect resulting from the aforementioned access revenue settlements and certain network costs settlements.

CTSI’s 2005 first quarter capital expenditures were $2.9 million, versus $4.0 million in the year ago quarter.

DSL

In the 2005 first quarter, CTE installed a record 2,523 net new DSL subscribers. CTE had 21,135 installed DSL subscribers at the end of the 2005 first quarter, having added a record total of 6,846 net new subscribers over the past 12 months, which reflected a growth rate of 48% versus the end of last year’s first quarter. DSL is marketed in CTE’s CT and CTSI geographies.

2005 Guidance Outlined

The table below sets forth CTE’s consolidated 2005 full year guidance, which Mr. Mahoney will discuss on this morning’s conference call and webcast:

	Item	Previously Communicated 2005 Full Year Guidance(1)	Updated 2005 Full Year Guidance(1)(2)
Consolidated CTE	Access Line Growth	(2%) - 0%	Unchanged
	Revenue Growth	(1%) - 0%	Unchanged
	Operating Income	$95M - $97M	$108M - $110M
	Depreciation and Amortization	$70M - $71M	$ 58M - $ 59M
	Effective Tax Rate	38%	Unchanged
	Diluted EPS – 2Q05	n/a	$0.73 - $0.75
	Diluted EPS – FY05(3)	$2.42 - $2.45	$2.81 - $2.84
	CAPEX	$40M - $42M	Unchanged

(1)	Does not reflect any additional common stock repurchases or conversions of notes.

(2)	Does not include expenses in connection with announced exchange offer and dividend plan.

(3)	Updated 2005 full year diluted EPS guidance reflects an estimated $0.28 increase resulting from a corresponding reduction in non-cash depreciation and amortization expense. This reduction, made in connection with a preliminary periodic depreciation and capital recovery study, was based on changes in the estimated useful lives of certain asset classes and our updated view regarding the deployment of network technology going forward, including the effect of our recently approved Chapter 30 plan. Updated 2005 full year diluted EPS guidance also reflects a $0.04 increase related to the delay of the FASB requirement to expense stock options until 2006, at which time CTE intends to adopt this accounting change.

About CTE

Headquartered in Dallas, PA, Commonwealth Telephone Enterprises, Inc., serves business and residential customers with a full array of technologically advanced data and voice telecommunications products and services, including broadband data services and high-speed Internet access, delivered over its 100% digitally switched, fiber-rich network.

CTE’s primary operating segments are: Commonwealth Telephone Company (“CT”), the nation’s seventh largest publicly held independent local exchange carrier, which has been operating in various

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rural Pennsylvania markets since 1897; and, CTSI, LLC (“CTSI”), a local exchange carrier operating in competitive markets outside CT’s territory, that formally commenced operations in 1997. CTE deploys broadband DSL technology to offer high-speed Internet access in the CT and CTSI service territories. CTE’s support businesses include epix® Internet Services (www.epix.net), one of the Northeast’s largest rural dial-up Internet Service Providers (“ISPs”), and Commonwealth Communications, a provider of telecommunications equipment and facilities management services.

A web site featuring current information regarding Commonwealth Telephone Enterprises, Inc., can be found on the Internet at www.ct-enterprises.com. However, the information on this web site does not form a part of this release.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and CTE intends that such forward-looking statements be subject to these safe harbors. Such forward-looking statements involve risks and uncertainties that could significantly affect expected results in the future differently than expressed in any forward-looking statements made by CTE. These risks and uncertainties include, but are not limited to, uncertainties related to CTE’s ability to further penetrate its markets and the related costs of that effort, economic conditions, acquisitions and divestitures, government and regulatory policies, the pricing and availability of equipment, materials and inventories, technological developments, reductions in rates or traffic that are subject to access charges, changes in the competitive environment in which CTE operates and receipt of necessary regulatory approvals.

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6TH ADD/COMMONWEALTH TELEPHONE ENTERPRISES, INC./MAY 3, 2005

COMMONWEALTH TELEPHONE ENTERPRISES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

(Dollars in Thousands)

(GAAP)

	THREE MONTHS ENDED MARCH 31, 2005				THREE MONTHS ENDED MARCH 31, 2004
	CT	CTSI	OTHER	TOTAL	CT	CTSI	OTHER	TOTAL
Sales	$56,377	$22,122	$5,030	$83,529	$57,516	$20,552	$6,312	$84,380
Costs & Expenses (excluding depreciation and amortization)	19,807	13,461	6,473	39,741	19,464	13,804	7,119	40,387
Depreciation & Amortization	12,352	4,929	457	17,738	11,693	5,089	825	17,607

Operating Income (Loss)	24,218	3,732	(1,900)	26,050	26,359	1,659	(1,632)	26,386
Interest and Dividend Income				2,590				1,076
Interest Expense				(3,514)				(4,487)
Other Income (Expense), Net				(27)				17
Equity in Income of Unconsolidated Entities				245				235

Income before Income Taxes				25,344				23,227
Provision for Income Taxes				9,426				8,662

Net Income				$15,918				$14,565

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7TH ADD/COMMONWEALTH TELEPHONE ENTERPRISES, INC./MAY 3, 2005

COMMONWEALTH TELEPHONE ENTERPRISES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

(Dollars in Thousands, Except Per Share Amounts)

(GAAP)

	THREE MONTHS ENDED MARCH 31,
	2005	2004
Net Income	$15,918	$14,565
Net Income Adjustment for Interest on Convertible Debt, Net of Tax	1,869	1,869

Net Income, as Adjusted	$17,787	$16,434

Weighted Average Common Shares Outstanding - Basic	21,160,470	22,142,626
Effect of Dilutive Securities on Shares Outstanding:
Stock Options and Restricted Stock	242,327	161,724
Convertible Debt	5,263,170	5,263,170

Weighted Average Common Shares Outstanding - Diluted	26,665,967	27,567,520

Basic Earnings per Average Common Share:
Net Income	$0.75	$0.66

Diluted Earnings per Average Common Share:
Net Income	$0.67	$0.60

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8TH ADD/COMMONWEALTH TELEPHONE ENTERPRISES, INC./MAY 3, 2005

COMMONWEALTH TELEPHONE ENTERPRISES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

(Dollars in Thousands)

	MARCH 31, 2005	DECEMBER 31, 2004
ASSETS
CURRENT ASSETS:
Cash and Temporary Cash Investments	$336,886	$312,260
Accounts Receivable and Unbilled Revenues, Net of Allowance for Doubtful Accounts of $1,889 in 2005 and $2,185 in 2004	38,017	40,089
Other Current Assets	15,034	8,805
Deferred Income Taxes	12,414	13,388

Total Current Assets	402,351	374,542

PROPERTY PLANT AND EQUIPMENT (NET OF ACCUMULATED DEPRECIATION OF $521,832 IN 2005 AND $506,711 IN 2004)	372,804	382,523
INVESTMENTS	10,042	10,338
DEFERRED CHARGES AND OTHER ASSETS	14,876	16,028

TOTAL ASSETS	$800,073	$783,431

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9TH ADD/COMMONWEALTH TELEPHONE ENTERPRISES, INC./MAY 3, 2005

COMMONWEALTH TELEPHONE ENTERPRISES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

(Dollars in Thousands)

	MARCH 31, 2005	DECEMBER 31, 2004
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Notes Payable	$35,000	$35,000
Capital Lease Obligation	721	721
Accounts Payable	25,382	25,012
Advance Billings and Customer Deposits	5,458	5,316
Accrued Expenses	56,102	55,057
Accrued Restructuring Expenses	407	344

Total Current Liabilities	123,070	121,450

LONG TERM DEBT	300,000	300,000

CAPITAL LEASE OBLIGATION	180	361

DEFERRED INCOME TAXES	76,137	77,279

OTHER LONG TERM LIABILITIES	16,998	18,411

COMMON SHAREHOLDERS’ EQUITY:
Common Stock	24,193	24,172
Additional Paid-in Capital	290,538	284,358
Deferred Compensation	(16,039)	(10,093)
Other Comprehensive Loss	(533)	(830)
Retained Earnings	102,849	86,931
Treasury Stock at Cost, 3,013,893 shares at March 31, 2005 and 3,049,114 at December 31, 2004	(117,320)	(118,608)

Total Common Shareholders’ Equity	283,688	265,930

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$800,073	$783,431

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10TH ADD/COMMONWEALTH TELEPHONE ENTERPRISES, INC./MAY 3, 2005

COMMONWEALTH TELEPHONE ENTERPRISES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

(Dollars in Thousands)

(GAAP)

	THREE MONTHS ENDED MARCH 31,
	2005	2004
NET CASH PROVIDED BY OPERATING ACTIVITIES	$31,582	$28,541
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to Property, Plant & Equipment	(7,848)	(9,323)
Other	434	764

Net Cash Used in Investing Activities	(7,414)	(8,559)

CASH FLOWS FROM FINANCING ACTIVITIES:
Redemption of Long-Term Debt	—	(1,406)
Proceeds from Exercise of Stock Options	639	1,949
Capital Lease Payments	(181)	(213)
Payment Made for Debt Issuance Costs	—	(32)
Stock Repurchases	—	(52,816)

Net Cash Provided By/(Used) in Financing Activities	458	(52,518)

Net Increase/(Decrease) in Cash and Temporary Cash Investments	24,626	(32,536)

Cash and Temporary Cash Investments at Beginning of Period	312,260	336,035

Cash and Temporary Cash Investments at End of Period	$336,886	$303,499

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